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                                                                  Exhibit 10.148

                               SIXTH WAIVER LETTER
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                                                                                  As of September 30, 2004

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ABFS Balapointe, Inc.                                American Business Financial Services, Inc.

American Business Credit, Inc.                       HomeAmerican Credit, Inc., d/b/a Upland Mortgage

American Business Mortgage Services, Inc.            JPMorgan Chase Bank, as Indenture Trustee

ABFS Mortgage Loan Warehouse Trust 2003-1
c/o Wilmington Trust Company
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                  Re:      ABFS Mortgage Loan Warehouse Trust 2003-1

         Reference is made to (i) that certain Sale and Servicing Agreement, dated as of September 22, 2003, as it may have subsequently been amended and supplemented from time to time (the "Sale and Servicing Agreement"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS"), and American Business Credit, Inc. ("ABC"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee") and JPMorgan Chase Bank, as collateral agent (the "Collateral Agent"); (ii) that certain Indenture, dated as of September 22, 2003 (the "Indenture"), between the Trust and the Indenture Trustee; (iii) that certain Waiver Letter, dated as of October 8, 2003 (the "First Waiver Letter"), by JPMorgan Chase Bank, as note purchaser (the "Note Purchaser"); (iv) that certain Second Waiver Letter, dated as of October 31, 2003 (the "Second Waiver Letter"), by the Note Purchaser; (v) that certain Third Waiver Letter, dated as of December 31, 2003 (the "Third Waiver Letter"); (vi) that certain Fourth Waiver Letter, dated as of March 31, 2004 (the "Fourth Waiver Letter") and (vii) that certain Fifth Waiver Letter, dated as of June 30, 2004 ("Fifth Waiver Letter"). Capitalized terms used herein but not defined herein shall have the meanings given in Appendix I to the Sale and Servicing Agreement and the Indenture ("Appendix I").

         The undersigned, as Note Purchaser and 100% Noteholder under the Sale and Servicing Agreement and the Indenture, as applicable, hereby confirms its waiver;

         (i) as of June 30, 2004, the failure by the Sponsor and its Subsidiaries and Affiliates, as applicable, to comply on June 30, 2004 (the "First Waiver Period") with:

(I) the terms of clause (ii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of a GAAP Net Worth of $34,000,000; and (II) the terms of clause (iii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of an Adjusted Tangible Net Worth of $300,000,000.
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(ii) as of July 31, 2004, the failure by the Sponsor and its Subsidiaries and
Affiliates, as applicable, to comply on July 31, 2004 (the "Second Waiver Period") and on August 31, 2004 ("Third Waiver Period") with the terms of clause
(iii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of an Adjusted Tangible Net Worth of $300,000,000.

(iii) the failure by the Sponsor and its Subsidiaries and Affiliates, as applicable, to comply on September 28, 2004 with the terms of Section 5.05(a), 5.05(c) and 5.05(d) of the Sale and Servicing Agreement and (by virtue of Section 9.01(a)(ii) of the Sale and Servicing Agreement) with the related terms of clause (i) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the delivery of the financial statements and reports stipulated therein for the month of July 2004 (such month being the month immediately following the Sponsor's fiscal year end) and for the fiscal year ended June 30, 2004 in the event Sponsor is not able to deliver such financial statements and reports within the 15 day cure period provided for in
Section 9.01(a)(ii), and in connection therewith Sponsor represents and warrants that it will deliver such financial statements and reports promptly following its filing with the U.S. Securities and Exchange Commission of its Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

(iv) as of September 30, 2004, the failure by the Sponsor and its Subsidiaries and Affiliates, as applicable, to comply on September 30, 2004 (the "Fourth Waiver Period") with: (I) the terms of clause (ii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of a GAAP Net Worth of $36,000,000; and (II) the terms of clause (iii) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of an Adjusted Tangible Net Worth of $300,000,000; and (III) the terms of clause
(vi) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture which requires that the aggregate cash flow from all securitization trusts not fail to be greater than the average of the actual cash flow from the immediately preceding four fiscal quarters; and (IV) the terms of clause (iv) of the definition of Amortization Event in Appendix I to the Sale and Servicing Agreement and Indenture regarding the maintenance of a ratio of Debt to Adjusted Tangible Net Worth of not less than 4:1.

         This waiver letter (the "Sixth Waiver Letter"), contains the entire agreement relating to the subject matter hereof between the parties and supersedes any prior oral or written agreement between the parties and shall not be deemed to constitute a waiver as to any other transaction or occurrence.

         Except as expressly provided herein, all provisions, terms and conditions, covenants and representations and warranties of the Sale and Servicing Agreement, the Indenture and the Credit Agreement remain in full force and effect.




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         IN WITNESS WHEREOF, the Note Purchaser has signed this Sixth Waiver
Letter as of the date set forth above.


                                     JPMORGAN CHASE BANK, as Note
                                     Purchaser, 100% Noteholder and Lender

                                         By: /s/ Michael W. Nicholson
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                                                 Name:  Michael W. Nicholson
                                                 Title:  Senior Vice President